Exhibit 10.18

SECOND AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 1)

THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this “Amendment”) is made and entered into as of November 17, 2009 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 1), dated as of October 1, 2009 (as so amended, “Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and

WHEREAS, on or about the date hereof, SNH CHS Properties Trust has acquired the following real properties and related improvements: (i) the senior living community known as The Haven in Highland Creek, located at 5920 McChesney Drive, Charlotte, North Carolina 28269, and the senior living community known as The Laurels in Highland Creek, located at 6101 Clark Creek Parkway, Charlotte, North Carolina 28269, as more particularly described on Exhibit A-54 attached hereto; and (ii) the senior living community known as The Haven in the Village at Carolina Place, located at 13150 Dorman Road, Pineville, North Carolina 28134, and the senior living community known as The Laurels in the Village at Carolina Place, located at 13180 Dorman Road, Pineville, North Carolina 28134, as more particularly described on Exhibit A-55 attached hereto (collectively, the “New SNH CHS Properties”); and

WHEREAS, on or about the date hereof, SNH/LTA Properties Trust has acquired the following real properties and related improvements: (i) the senior living community known as The Haven in the Summit, located at 3 Summit Terrace, Columbia, South Carolina 29229, as more particularly described on Exhibit A-56 attached hereto; (ii) the senior living community known as The Haven in the Village at Chanticleer, located at 355 Berkmans Lane, Greenville, South Carolina 29605, as more particularly described on Exhibit A-57 attached hereto; (iii) the senior living community known as The Haven in the Texas Hill Country, located at 747 Alpine Drive, Kerrville, Texas, 78028, as more particularly described on Exhibit A-58 attached hereto; and (iv) the senior living community known as The Haven in Stone Oak, located at 511 Knights Cross Drive, San Antonio, Texas 78258, and the senior living community known as The Laurels in Stone Oak, located at 575 Knights Cross Drive, San Antonio, Texas 78258, as more particularly described on Exhibit A-59 attached hereto (collectively, the “New SNH/LTA Properties” and together with the New SNH CHS Properties, the “New Properties”); and

WHEREAS, SNH CHS Properties Trust, SNH/LTA Properties Trust, the other entities comprising Landlord and Tenant wish to amend Amended Lease No. 1 to include the New Properties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 1 is hereby amended as follows:

1.             Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 1 is hereby deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Fifty-Two Million Two Hundred Eighty-Six Thousand Seven Hundred Two and 41/100s Dollars ($52,286,702.41) per annum.

2.             Leased Property.  Section 2.1 of Amended Lease No. 1 is hereby amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)           those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-59 attached hereto and made a part hereof (the “Land”).

3.             Schedule 1.  Schedule 1 to Amended Lease No. 1 is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

4.             Exhibit A.  Exhibit A to Amended Lease No. 1 is hereby amended by adding Exhibits A-54 through A-59

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attached hereto immediately following Exhibit A-53 to Amended Lease No. 1.

5.             Ratification.  As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.

[Remainder of page intentionally left blank;

signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer

SPTMNR PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer

SNH/LTA PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer

SPTIHS PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer

SNH CHS PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer

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SNH/LTA PROPERTIES GA LLC

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer

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EXHIBIT A-54

The Haven in Highland Creek

5920 McChesney Drive
Charlotte, NC 28269

The Laurels in Highland Creek
6101 Clark Creek Parkway

Charlotte, NC 28269

EXHIBIT A-55

The Haven in the Village at Carolina Place

13150 Dorman Road

Pineville, NC 28134

The Laurels in the Village at Carolina Place

13180 Dorman Road

Pineville, NC 28134

EXHIBIT A-56

The Haven in the Summit

3 Summit Terrace

Columbia, SC 29229

EXHIBIT A-57

The Haven in the Village at Chanticleer

355 Berkmans Lane

Greenville, SC 29605

EXHIBIT A-58

The Haven in the Texas Hill Country
747 Alpine Drive,
Kerrville, TX 78028

EXHIBIT A-59

The Haven in Stone Oak

511 Knights Cross Drive

San Antonio, TX 78258

The Laurels in Stone Oak

575 Knights Cross Drive

San Antonio, TX 78258

Certain attachments to the Exhibits to this agreement have been omitted. The Company agrees to furnish supplementally copies of any of the omitted attachments to the Exhibits to the Securities and Exchange Commission upon request.

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	La Mesa Healthcare Center 2470 South Arizona Avenue Yuma, AZ 85364	2005	$6,333,157	12/31/2001	10%
A-2	SunQuest Village of Yuma 265 East 24th Street Yuma, AZ 85364	2005	$543,595	12/31/2001	10%
A-3	Somerford Place - Encinitas 1350 South El Camino Real Encinitas, CA 92024	2009	N/A	03/31/2008	8%
A-4	Somerford Place - Fresno 6075 North Marks Avenue Fresno, CA 93711	2009	N/A	03/31/2008	8%
A-5	Lancaster Healthcare Center 1642 West Avenue J Lancaster, CA 93534	2005	$6,698,648	12/31/2001	10%
A-6	Somerford Place - Redlands 1319 Brookside Avenue Redlands, CA 92373	2009	N/A	03/31/2008	8%
A-7	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	2009	N/A	03/31/2008	8%
A-8	Leisure Pointe 1371 Parkside Drive San Bernardino, CA 92404	2007	$1,936,220	09/01/2006	8.25%
A-9	Van Nuys Health Care Center 6835 Hazeltine Street Van Nuys, CA 91405	2005	$3,626,353	12/31/2001	10%
A-10	Mantey Heights Rehabilitation & Care Center 2825 Patterson Road Grand Junction, CO 81506	2005	$5,564,949	12/31/2001	10%
A-11	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120	2005	$12,574,200	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-12	Somerford House and Somerford Place - Newark I & II 501 South Harmony Road and 4175 Ogletown Road Newark, DE 19713	2009	N/A	03/31/2008	8%
A-13	Tuscany Villa Of Naples (aka Buena Vida) 8901 Tamiami Trail East Naples, FL 34113	2008	$2,157,675	09/01/2006	8.25%
A-14	College Park Healthcare Center 1765 Temple Avenue College Park, GA 30337	2005	$4,130,893	12/31/2001	10%
A-15	Morningside of Columbus 7100 South Stadium Drive Columbus, GA 31909	2006	$1,381,462	11/19/2004	9%
A-16	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	2006	$1,196,357	11/19/2004	9%
A-17	Morningside of Evans 353 North Belair Road Evans, GA 30809	2006	$1,433,421	11/19/2004	9%
A-18	Vacant Land Adjacent to Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	N/A	11/19/2004	9%
A-19	Intentionally Deleted.
A-20	Union Park Health Services 2401 East 8th Street Des Moines, IA 50316	2005	$4,404,678	12/31/2001	10%
A-21	Park Place 114 East Green Street Glenwood, IA 51534	2005	$8,109,512	12/31/2001	10%
A-22	Prairie Ridge Care & Rehabilitation 608 Prairie Street Mediapolis, IA 52637	2005	$3,234,505	12/31/2001	10%
A-23	Ashwood Place 102 Leonardwood Frankfort, KY 40601	2007	$1,769,726	09/01/2006	8.25%
A-24	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	2009	N/A	03/31/2008	8%
A-25	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21045	2009	N/A	03/31/2008	8%
A-26	Somerford Place - Frederick 2100 Whittier Drive Frederick, MD 21702	2009	N/A	03/31/2008	8%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-27	Somerford Place - Hagerstown 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	2009	N/A	03/31/2008	8%
A-28	The Wellstead of Rogers 20500 and 20600 South Diamond Lake Road Rogers, MN 55374	2009	N/A	03/01/2008	8%
A-29	Arbor View Healthcare & Rehabilitation (aka Beverly Manor) 1317 North 36th St St. Joseph, MO 64506	2005	$4,339,882	12/31/2001	10%
A-30	Hermitage Gardens of Oxford 1488 Belk Boulevard Oxford, MS 38655	2007	$1,816,315	10/01/2006	8.25%
A-31	Hermitage Gardens of Southaven 108 Clarington Drive Southaven, MS 38671	2007	$1,527,068	10/01/2006	8.25%
A-32	Ashland Care Center 1700 Furnace Street Ashland, NE 68003	2005	$4,513,891	12/31/2001	10%
A-33	Blue Hill Care Center 414 North Wilson Street Blue Hill, NE 68930	2005	$2,284,065	12/31/2001	10%
A-34	Central City Care Center 2720 South 17th Avenue Central City, NE 68462	2005	$2,005,732	12/31/2001	10%
A-35	Rose Brook Care Center 106 5th Street Edgar, NE 68935	2005	$1,862,074	12/31/2001	10%
A-36	Gretna Community Living Center 700 South Highway 6 Gretna, NE 68028	2005	$3,380,356	12/31/2001	10%
A-37	Sutherland Care Center 333 Maple Street Sutherland, NE 69165	2005	$2,537,340	12/31/2001	10%
A-38	Waverly Care Center 11041 North 137th Street Waverly, NE 68462	2005	$3,066,135	12/31/2001	10%
A-39	Rolling Hills Manor 600 Newport Drive Baldwin, PA 15234	2006	$1,791,274	10/31/2005	9%
A-40	Ridgepointe 5301 Brownsville Road Pittsburgh, PA 15236	2006	$1,944,499	10/31/2005	9%
A-41	Mount Vernon of South Park 1400 Riggs Road South Park, PA 15129	2006	$2,718,057	10/31/2005	9%
A-42	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	2006	$1,343,801	11/19/2004	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-43	Walking Horse Meadows 207 Uffelman Drive Clarksville, TN 37043	2007	$1,471,410	01/01/2007	8.25%
A-44	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	2006	$3,131,648	06/03/2005	9%
A-45	Dominion Village at Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	2005	$1,416,951	05/30/2003	10%
A-46	Dominion Village at Williamsburg 4132 Longhill Road Williamsburg, VA 23188	2005	$1,692,753	05/30/2003	10%
A-47	Heartfields at Richmond 500 North Allen Avenue Richmond, VA 23220	2005	$1,917,765	10/25/2002	10%
A-48	Brookfield Rehabilitation and Specialty Care (aka Woodland Healthcare Center) 18741 West Bluemound Road Brookfield, WI 53045	2005	$13,028,846	12/31/2001	10%
A-49	Meadowmere - Southport Assisted Living 8350 and 8351 Sheridan Road Kenosha, WI 53143	2009	N/A	01/04/2008	8%
A-50	Meadowmere - Madison Assisted Living 5601 Burke Road Madison, WI 53718	2009	N/A	01/04/2008	8%
A-51	Sunny Hill Health Care Center 4325 Nakoma Road Madison, WI 53711	2005	$3,237,633	12/31/2001	10%
A-52	Mitchell Manor Senior Living 5301 West Lincoln Avenue West Allis, WI 53219	2009	N/A	01/04/2008	8%
A-53	Laramie Care Center 503 South 18th Street Laramie, WY 82070	2005	$4,473,949	12/31/2001	10%
A-54	Haven in Highland Creek 5920 McChesney Drive Charlotte, NC 28269 Laurels in Highland Creek 6101 Clark Creek Parkway Charlotte, NC 28269	2010	N/A	11/17/2009	8.75%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-55	Haven in the Village at Carolina Place 13150 Dorman Road Pineville, NC 28134 Laurels in the Village at Carolina Place 13180 Dorman Road Pineville, NC 28134	2010	N/A	11/17/2009	8.75%
A-56	Haven in the Summit 3 Summit Terrace Columbia, SC 29229	2010	N/A	11/17/2009	8.75%
A-57	Haven in the Village at Chanticleer 355 Berkmans Lane Greenville, SC 29605	2010	N/A	11/17/2009	8.75%
A-58	Haven in the Texas Hill Country 747 Alpine Drive Kerrville, TX 78028	2010	N/A	11/17/2009	8.75%
A-59	Haven in Stone Oak 511 Knights Cross Drive San Antonio, TX 78258 Laurels in Stone Oak 575 Knights Cross Drive San Antonio, TX 78258	2010	N/A	11/17/2009	8.75%